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                                 SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement      [ ] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e) (2))
    [ ] Definitive proxy statement

    [X] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        Equity Office Properties Trust
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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                    [MACKENZIE PARTNERS, INC. LETTERHEAD]



                                                               November 26, 1997

     Re: Equity Office Properties Trust

Dear Equity Office Shareholder:

     You recently received a Joint Proxy Statement/Prospectus of Equity Office Properties Trust, dated November 19, 1997, in connection with the proposed merger of Beacon Properties Corporation with and into Equity Office Properties Trust (the "Merger"). The proxy card enclosed with the Proxy Statement contained a typographical error, and we are enclosing herewith for your use a revised proxy card and a new self-addressed stamped envelope.

     Proxy cards previously delivered by Equity Office shareholders voting "FOR" the proposal stated thereon will be voted in favor of the Merger. Shareholders who have not yet voted are encouraged to promptly do so by executing the enclosed blue proxy card rather than the white card previously provided. If you have voted and wish to change your vote, or if you have any questions about voting, please contact us at (800) 322-2885 or (212) 929-5500.

                                          Sincerely,

                                          MACKENZIE PARTNERS, INC.
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REVISED PROXY


                        EQUITY OFFICE PROPERTIES TRUST
                          Two North Riverside Plaza
                           Chicago, Illinois 60606

     This Proxy is Being Solicited on Behalf of the Board of Trustees of
                         Equity Office Property Trust


     The undersigned hereby appoints Timothy H. Callahan and Stanley M. Stevens, and each of them, proxies, with power of substitution and revocation, acting by majority of those present and voting or, if only one is present and voting, then that one, to vote the common shares of beneficial interest in Equity Office Properties Trust which the undersigned is entitled to vote as designated herein, at the special meeting of shareholders to be held at One North Franklin Street, Chicago, Illinois, on Friday, December 19, 1997 at 8:00 a.m., local time, and at any adjournment thereof, with all the powers the undersigned would possess if present.

                                                                  [SEE REVERSE]
                                                                       SIDE

     PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE






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[X] PLEASE MARK
    VOTE AS IN
    THIS EXAMPLE.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR AUTHORITY TO VOTE FOR ITEM 1.

1. Approval of the merger of Beacon Properties Corporation, a Maryland corporation, with and into Equity Office Properties Trust, pursuant to an Agreement and Plan of Merger, dated as of September 15, 1997, among Equity Office Properties Trust, EOP Operating Limited Partnership, Beacon Properties Corporation and Beacon Properties, L.P.

          [  ]         [  ]          [  ]
          For          Against       Abstain

2.  Upon any other matter which may properly come before the meeting.

                                        MARK HERE    [  ]
                                        FOR ADDRESS
                                        CHANGE AND
                                        NOTE AT LEFT

                               Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                               The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

                               Signature:                        Date:
                                         -----------------------      ---------

                               Signature:                        Date:
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